UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14-A
(Rule 14A-101)

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OF THE SECURITIES AND EXCHANGE ACT OF 1934

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LCA-Vision Inc.
(Name of Registrant as Specified in its Charter)

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On February 6, 2009, LCA-Vision Inc. will hold an investor call using the following presentation materials.

Driving Growth &
Building Stockholder Value

February 2009

NASDAQ: LCAV

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Forward-Looking Statements

This presentation contains forward-looking statements that are subject to risks and uncertainties including, but not limited to, the impact of competition and pricing, procedure demand and marketplace acceptance, and unforeseen fluctuations in operating results and other risks detailed from time to time in the company’s filings with the Securities and Exchange Commission, including but not limited to, the company’s Forms 10-K and 10-Q.

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Investor Highlights

Historical Perspective: Old Model, Old Times

Today’s Challenging Economic Environment

LCA Today: Transitioning to Sustainable Growth

Managing Cash to Survive and Thrive

A Plan to Rebuild Shareholder Value

Team in Place to Deliver Results

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Old Model, Old Times

Old Model, Old Times

Historic model depended on high consumer confidence

Ineffective in a deteriorating macroeconomic environment

Operating performance more volatile than industry average

Based on swings in consumer confidence and discretionary spending

Patient financing made Company susceptible to economic decline

“Catch & release”

No repeat purchases

Model dependent upon new patients for each additional procedure

Very little investment was made in consumer research/insights

Old Model was not effective in last recession

LCA Poor Performance in Last Economic
Downswing

March 2001:

4 consecutive quarters of year-over-year revenue declines

Reported loss (excluding 1 time items) 5 of 6 consecutive quarters

Postponed new center openings / restructured operations

Closed 15% of the centers that were open as of January 1, 2001

Market share declined from 6.2% in 1Q01 to 3.8% in 4Q01

Past Response:
Tactical Reaction

No major initiatives to change marketing strategy or consumer messages

No major initiatives to strengthen field operations

Maintained sole dependence on elective, self-pay laser vision correction services rather than diversifying the business model

Growth was opportunistic vs. strategic

Stephen Joffe’s Past Actions Raise Questions
as to his Judgment & Motives

While serving as Chairman & CEO, Joffe divested virtually all of his LCA holdings in 2004 & 2005

While negotiating with LCA BOD to increase his $600k base salary, Joffe rejected a substantial compensation increase that included $750k base, up to 150% bonus and up to 170,000 shares of common stock and abruptly resigned as CEO with no succession plan in place

LCA BOD negotiated with Joffe to remain as Chairman and paid him $1M to assist in transition for 1 year term

While still serving as Chairman, Joffe violated LCA’s code of business ethics by purchasing $30M (7.7%) of competitor TLCV stock in 2006

Joffe refused to divest his TLCV shares; LCA’s BOD declined to re-
nominate him as a Director & asked him to step down as Chairman

Joffe told LCA BOD that there would be “unintended consequences” as a result of his removal

Stephen Joffe’s Past Actions Raise Questions
as to his Judgment & Motives

Joffe request to be named Executive Chairman/CEO of TLCV was rebuffed by TLCV BOD

Joffe filed preliminary TLCV proxy materials to elect 3 Directors; then withdrew from the process

After Joffe is rebuffed by TLCV, he attacks LCA Vision

Joffe’s past actions raise questions as to his judgment & motives

Today’s Challenging Economic Environment

Source:  Consumer Confidence Index from University of Michigan/Reuters survey

Consumer Confidence

Consumer Confidence Drives LVC Industry
Volume

Consumer confidence level is at its lowest point ever

since February 1967 when the measurement began

Source:  Consumer Confidence Index from University of Michigan/Reuters survey

Consumer Confidence Directly Correlated to LCA Eye Volume

LCA Eye Volume Directly Correlated
to Consumer Confidence

Everyone in the Industry Feels the Pain

2 Year Stock Price Comparison
LCAV, TLCV & EYE % Change

12/06

12/07

12/08

LCA Today: Transitioning to Sustainable
Growth

Management / leadership
development program initiated for
entire field management team

Replaced ineffective Area Vice
Presidents, Regional Directors, Center
Directors, Optometrists and Surgeons

Professional Leadership Drives Change

Actions Taken

Results

Reduced region and area
management staff by 38%

Consolidated Vision Center
management positions

Annual savings of $1,500,000

Certifying ophthalmic technician staff
increases professionalism and
quality in centers nationwide

Improved employee/surgeon
relations, better hires, better morale

Streamlined field leadership through
creation of  multi-center directors

Clinical certification program for all
ophthalmic technicians

Built new state-of-the-art data and
call centers

Full in-house system redundancy. New
system kept call center fully functional
during Hurricane Ike in 2008 with no
revenue loss

80% of procedures; generates
approximately $10 million in
annualized incremental revenue

Enhanced capability for data
management, reporting, analysis and
decision making.  Provided access to
untapped intelligence on prospective
patients.

Expected to improve candidacy by
9% or 10,000 eyes annually

Actions Taken

Results

Infrastructure for Growth

Installed IntraLase Femtosecond
laser in every center

Enhanced customer relationship
management system (CRM)

Patient chart sharing system

Implemented annual budget process

Identified spending trends to better
predict and manage expenses

Actions Taken

Results

Decentralized Authority & Accountability

Developed levels of authority for
spending at all levels of management

Monthly operational business review
meetings with field leadership

Monthly review of all cost line-items
at every Vision Center with
benchmarking against standards

Improved working capital
management

Information sharing and
benchmarking drove changes in
poor performing Vision Centers

Increased accounts payable
days from approximately 15 to
30 generating $3 million in cash
flow

Increased field accountability

Field Management better trained
on financial matters

Strong Partner Relationships

Improved Contracts With All Major Suppliers

Vendor

Start Date

Term

Alcon – Wavelight

11/1/07

1 year, with renewal

AMO/IntraLase

04/01/07

5 years

AMO/VISX

10/24/07

5 years

Bausch & Lomb

04/01/07

3 1/2 years

Corporate Express

05/01/07

3 years

GE/Care Credit

10/30/07

2 years

Professional Image

03/01/08

1 year

TraveLeaders

02/15/07

2 years

United Health Care

01/01/07

1 year, with renewal

Managing Cash to Survive and Thrive

Cash + Cost Reduction = Staying Power

Current Situation

Contrast to the Past

Nearly $60M in cash and
investments as of 12/31/08

Company repositioned to be cash
flow positive in 2009 if it can
maintain 2008 procedure volume

Current cash resources are
sufficient to support business for in
excess of 3 YEARS even if
procedures decline 22% in 2009 to
90,000

Vision Center Break-Even Eyes - per month

Company Cash Flow – Break-Even Procedures - Annual
Excludes Stock Buy-backs in 2007

Aggressive Cost Reduction

Annual labor cost impact is $14 million

Full Time Equivalents Reduced 35%

Labor Cost Reductions

Aggressive Cost Reduction

Capital Expenditures Reduced
$ in $000s

Average #
Centers

($ in $000s)
G&A Costs

($ in $000s)
Center
Direct (1)

(Per
Center)
Center
Direct

2007

   65.5

   $ 22,657

  $97,423

   $1,487

2009B

   75.0

   $ 20,489

  $76,951

   $1,013

% Change

  16%

       -10%

     -21%

      -32%

(1) Center Direct costs are partially variable based upon procedure volume so amounts are subject to change

G&A and Operating Costs Reduced

Aggressive Cash Management

Capital Expenditures Reduced

($ in $000s)

Uncontrollable Market, Controllable Costs

Many industry analysts have commented on the
impact of consumer confidence, including Maxim
Group analyst Anthony Vendetti in a report dated
October 28, 2008:

“…“We believe that it is too soon to call a bottom in the
refractive market due to continued erosion in many key
economic indicators, particularly rising unemployment and
declining consumer spending…On the expense side of the
equation, we applaud management’s effort to rein in
expenditures across all operations during the present
softening market conditions.”

Source: Maxim Group Report; October 28, 2008

LCA Today: A Solid Foundation

75 vision centers in 32 states

92.6% of LasikPlus patients would recommend LasikPlus to a friend1

Company has a strong balance sheet with nearly $60 million of cash and investments at December 31, 2008

Cash flow positive for 2009 if Company can achieve 2008
procedure levels and three-year cash reserves at 90,000 annual procedures

Continues to lead the industry in managed care relationships and agreements; exclusive or preferred agreements with 7 of top 8 vision plans

1 Source: LCA Internal Database, Patient Satisfaction Surveys, 2008

A Plan to Rebuild Shareholder Value

Recreating & Sustaining
Shareholder Value

Continue
conservative
cash and
expense
management

Expand
into the
top US
markets

Maintain
position
as
Industry
innovator
and
thought
leader

Increase
market
share in a
fragmented
industry

Strengthen
the
business
model

Leadership
in place to
deliver
results

Aggressive Expense Control & Cash
Management

Continue to manage labor costs

Improve marketing efficiency

Finalize excimer laser negotiation

Improve collection results of internally financed patients

Limit capital expenditures

Increase Market Share in a Fragmented Industry

Segmentation Study: High opportunity consumer segments
identified & pursued

Clear Brand Positioning: Differentiate LasikPlus from competition

Execution: New marketing campaigns, including integration of segmentation findings and positioning will be rolled out in March

Media Channels: Efficiency

Build Brand Awareness: Integrate all marketing materials with same look, feel and message

Right Message at the Right Time to the Right Audience

Increase Market Share in a Fragmented Industry

Local market pricing (ASP):
Price sensitivity

Most efficient cost to reach
consumer

Focus on local surgeon’s
expertise

Disciplined approach to
individual market planning and
budgeting

A clear, transparent dialogue
with surgeons

Local Marketing & Advertising

Increase Market Share in a Fragmented Industry

Near-Term Lasik Prospect

Long-Term Lasik Prospect

Source: Segmentation Study, January 2009

Hot Prospect Segments Have Been Identified

Segment 1

Segment 2

Segment 6

Segment 5

Segment 4

Segment 3

Segment 1

Segment 2

Segment 3

Segment 4

Segment 5

Segment 6

Increase Market Share in a Fragmented Industry

Control Time Period= 4 Weeks (10/13/08, 10/20/08, 10/27/08, 11/3/08)
Test Time Period= 3 Weeks (11/10/08, 11/17/08, 12/1/08)

Control Markets, n=46
Test Markets, n=13

Source: LCA Vision Internal Database, 1/21/2009

0%

34%

X%

= Difference between Control Time Period and Test Time Period

Preliminary Results: Eye procedures performed in test
markets grew 34% more than control markets

As the Economy Improves, Expand into
Top US Markets

Restart successful
de novo expansion
when economy
improves

Expand into top US
markets

Capitalize on pent-up
demand

Leverage
infrastructure and
purchasing power

Note:  Vision for the future is for illustrative purposes only and is subject to change

Lifetime Vision

Test & Expand the New Business Model

Current Model: “Catch & Release”

Limits revenue per patient

High acquisition costs per procedure

Expanded Model: Lifetime Vision and Visual Acuity

Providing medical and surgical care for the health and visual acuity of the eye from age 20 and beyond

Continuum of eye care including Intra Ocular lens replacement (IOL) at
$7,000 - $8,000 per patient

Employer of choice: increase MD/OD income, retention and job satisfaction

Incremental Revenue potential: > $30 million per year

Network provider for new Insured LASIK program

First-of-its-kind benefit in the 13-year-old industry

Partially funded LASIK insurance coverage

$300 - $600 insurance reimbursement

Underwritten by Standard Security Life Insurance Company of New
York

Now available to vision and healthcare plans, employer groups and labor unions

Leverage our long-standing managed care relationships to expand market share

Strengthen the Business Model

Funded LASIK (2009): This is the first insured LASIK program.
The first contract with this program, which is with National
Vision Administrators, was announced in Feb. 2009.

Industry Innovator & Thought Leader

Medical Advisory Board tests all new technology

Medical and Optometric Advisory Boards create forum for idea exchange among LCA’s 120 doctors

Management brings close relationships to manufacturers

Managed care programs link LCA’s clinical operations with health benefit providers

Patient financing provides flexibility

Marketing partners bring expert outside perspective

Leadership in Place to Deliver Results

Steven C. Straus

CEO

President, COO and CDO, MSO Medical; CDO, Titan Health
Corp; VP, General Manager, OR Partners, Division, TLC Vision;
President, Health Care Products, Jordan Industry; SVP,
Columbia/HCA and Medical Care, Inc.; Various management
positions, Baxter Healthcare and American Hospital Supply Corp

Michael J. Celebrezze

Senior VP, Finance;
CFO and Treasurer

CFO, First Transit, Inc; Exec.VP, CFO, APCOA/Standard
Parking

Stephen M. Jones

Sr. VP Human
Resources

VP, Talent Management, The Kroger Company; Principle and
Practice Leader, Mercer Consulting

David L. Thomas

Sr. VP Operations

Sr. Manager, McDonalds Corp, COO, Boston Market

Byron R. Hill

Sr. VP Marketing

Embedded Marketing Consultant (Sr. VP) Marketing Cardinal
Health, Sr. VP TBresner Associates, Sr. Director Curative Health
Service

Marcello J. Celentano

AVP-Operations -
East

Managing Director,Int’l Sales and Operations, FedEx Kinkos;
Regional VP, Enterprise Rent-A-Car

Dr. Jason J. Schmit

AVP-Operations -
West

Owner / Optometrist, Advanced Eye Care Center; Optometrist,
Shopko Optical

Experienced & Seasoned Board of Directors

CEO LCA-Vision; Previously President, COO and CDO, MSO Medical; CDO, Titan
Health Corp; VP, General Manager, OR Partners, Division, TLC Vision; President,
Health Care Products, Jordan Industry; SVP, Columbia/HCA and Medical Care, Inc.;
Various management positions, Baxter Healthcare and American Hospital Supply Corp

Steven C. Straus

Non-executive Chairman, Board of Directors, LCA-Vision Inc.; Chairman of Deaconess
Associations, Inc.; Previously President and CEO Deaconess Hospital

E. Anthony Woods

William F. Bahl

Co-founder and President, Bahl & Gaynor Investment Counsel; Previously SVP, Chief
Investment Officer, Northern Trust Company

John H. Gutfreund

President, Gutfreund & Co, Inc.; Previously Senior Advisor, Collins Stewart LLC and
Chairman and Chief Executive Officer Salomon Brothers

John C. Hassan

Consultant BSC Ventures; Previously President & CEO, Champion Printing and VP
Marketing, Drackett Company

Risk Metrics rated LCA corporate governance better than1 :

99.3% of the S&P 600

98.7% of health care equipment and services sector

1 Source: www.NASDAQ.net/aspx/CorporateGovernanceRating.aspx , January, 2009

Surgeon Commentary

“Excellent call last night (12/8/08).  Just wanted to send a short note to let you know
I am very impressed by the team you have assembled and the leadership you have demonstrated.  It has been a trying year, as we all know.  You have my complete respect, confidence, and support.  I look forward to the future and believe LCA/LP will be the dominant and finest provider of LVC for years to come.  Let me know if there is anything more I can do to help you and the Company.”
……..LCA surgeon 1

“The marketing meeting (12/16/08) was outstanding.  Trudi and her team (Tbresner
Associates) have put together a truly extraordinary analysis of the market circa
2009, where LasikPlus stands, the wealth of information gleaned from focus group and competitor research, and possibilities for our group going forward.  It was one of the most comprehensive LASIK marketing analyses I’ve ever seen – and portends well for management making a well thought out and rational marketing plan going forward.”
……..LCA surgeon 2

Surgeon Commentary, continued

“….I want you to know that in my opinion you and your team are doing the best possible job in this economic downswing and I appreciate your staying the course, believing in and focusing on your goals for resolution and success.  It is not easy to make tough but appropriate decisions.  It takes character, and I applaud you and your team for that.

Once again, I appreciate your willingness and courage to make the necessary decisions in which you believe as the eye care industry reorganizes, the ‘refractive herd thins’ and laser vision correction flourishes, once again, out of this economic slump to an even greater market share than before.” (1/28/09)

……..LCA surgeon 3

“The economy is the reason volumes/profits are down.  End of story.  You have made the tough decisions and have done a commendable job in weathering the storm and have kept our heads above water during these difficult times.  Thank you for that!  …..You have the company poised for great success once the economy recovers.”  (1/28/09)

……..LCA surgeon 4

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Summary

The old model produces sub-optimal performance in the
current economic environment

Infrastructure, process and organizational improvements
better position the Company

Cost reduction and cash management programs provide
the resources to withstand the tough times

Expanded business model will deliver enhanced
stockholder value

Management and the Board are committed and prepared
to drive results

VOTE GOLD

CONSENT
REVOCATION
CARD

MAKE A WISE CHOICE FOR LCA’S FUTURE

Disclaimer

In connection with a consent solicitation by certain stockholders to remove and replace the Board of Directors of the Company, the Company has filed a preliminary consent revocation statement solicitation with the Securities and
Exchange Commission.

THE COMPANY URGES INVESTORS TO READ THE CONSENT
REVOCATION STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO)
AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES
WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION.

LCA-Vision Inc. and its directors and certain executive officers may be deemed to be participants in the solicitation of consent revocations from stockholders.
Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the preliminary consent revocation statement.

Stockholders are able to obtain, free of charge, copies of the consent revocation statement and any other documents filed by the Company with the SEC in connection with the consent solicitation at the SEC’s website at
http://www.sec.gov and at the Company’s website at http://www.lasikplus.com, or by contacting Georgeson, 199 Water Street, 26th Floor, New York, NY 10038 by
calling (212) 440-9800 (bankers and brokers) or toll-free (800) 457-0109 (all others).

Driving Growth &
Building Stockholder Value

February 2009